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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 13, 1998


                                 AMERIPATH, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                  000-22313           65-0642485
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   (State or other jurisdiction       (Commission        (I.R.S. Employer
 of incorporation or organization)    File Number)      Identification No.)


                           7289 Garden Road, Suite 200
                             Riviera Beach, FL 33404
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          (Address, including zip code, of principal executive office)


                                 (561) 845-1850
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               Registrant's telephone number, including area code


                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

On February 13, 1998, AmeriPath, Inc. (the "Company") closed the acquisition of Anatomic Pathology Associates, an Indianapolis, Indiana based anatomic pathology practice. The acquisition was effective February 1, 1998.

Total consideration paid by the Company in connection with this acquisition included cash of $8.3 million, funded by the Company's credit facility, and 186,828 shares of common stock (aggregate value of $2.8 million). In addition, the Company issued additional purchase price to the sellers in the form of contingent notes. Payments under these notes are contingent upon the achievement of stipulated levels of cumulative operating earnings (as defined) of the acquired practice over a period of five years. As of February 1, 1998, absent any adjustments, if the maximum levels of cumulative operating earnings specified in the contingent notes were achieved, the Company would be required to make aggregate maximum payments, including principal and interest, of approximately $6.0 million over the next five years.

In connection with this acquisition, the former stockholders have signed five year employment agreements with an Indianapolis, Indiana affiliate of the Company. The purchase agreements and the employment agreements contain non-competition provisions with the Company for the next five years from the date of the acquisition.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statement of Businesses Acquired

                  It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

         (b)      Pro Forma Financial Information

                  It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such proforma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

          (c)     Exhibits

                   2.1 Asset Purchase Agreement, dated February 13, 1998, by and among AmeriPath, Inc., Anatomic Pathology Associates, LLP, Robert P. Hooker, M.D., Ralph F. Winkler, M.D., Steven A. Clark, M.D., Edward R. Wills, M.D. Robin A. Helmuth, M.D., Garry A. Bolinger, M.D., T. Max Warner II, M.D., F. Donald McGovern Jr., M.D., Richard O. McClure, M.D., Ann Moriarty, M.D., Janis K. Fitzharris, M.D., Ph. D., James E. McDermott III, M.D., Robert A. Quirey, M.D., Isabelle A. Buehl, M.D.

                   10.1 Management Agreement by and between AmeriPath APA, L.L.C. and AmeriPath Indiana, Inc., dated
                            February 1, 1998




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                                   SIGNATURES



Date: February 27, 1998                 By:   /s/ ROBERT P. WYNN
                                              ----------------------------------
                                              Robert P. Wynn
                                              Executive Vice President and Chief
                                              Financial Officer






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                                  EXHIBIT INDEX

Exhibit Index      Description
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2.1               Asset Purchase Agreement, dated February 13, 1998, by and
                  among AmeriPath, Inc., Anatomic Pathology Associates, LLP, Robert P. Hooker, M.D., Ralph F. Winkler, M.D., Steven A. Clark, M.D., Edward R. Wills, M.D. Robin A. Helmuth, M.D., Garry A. Bolinger, M.D., T. Max Warner II, M.D., F. Donald McGovern Jr., M.D., Richard O. McClure, M.D., Ann Moriarty, M.D., Janis K. Fitzharris, M.D., Ph. D., James E. McDermott III, M.D., Robert A. Quirey, M.D., Isabelle A. Buehl, M.D.

10.1 Management Agreement by and between AmeriPath APA, L.L.C. and AmeriPath Indiana, Inc., dated February 1, 1998






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